Exhibit 99.1

AKERNA CORP.

Unaudited Pro Forma Condensed Consolidated Financial Information

On December 28, 2023, Akerna Corp. (the “Company”) completed the sale of its indirect wholly-owned subsidiary Ample Organics Inc. (“Ample”), pursuant to a Share Purchase Agreement (the “SPA”), dated as of December 28, 2023, by and between the Company, the Company’s indirect wholly-owned subsidiary Akerna Canada Ample Exchange Inc. (“Akerna Exchange”), which owned all the outstanding capital stock of Ample, and Wilcompute Systems Group Inc. (the “Buyer”), for cash in the amount of $638,000, subject to customary post-closing adjustments, if any. Post-closing adjustments are primarily associated with certain adjustments in working capital and indemnification obligations in accordance with the SPA.

The sale of Ample is considered a significant disposition for purposes of Item 2.01 of Form 8-K. Accordingly, the Company has prepared the accompanying unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-K.

The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to the sale of Ample as if it had occurred on September 30, 2023, the date of the Company’s most recently filed balance sheet. The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2022 and the nine months ended September 30, 2023 gives effect to the sale of Ample as if it had occurred on January 1, 2022.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with: (i) the audited consolidated financial statements and notes as of and for the year ended December 31, 2022 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2023 and (ii) the Company’s unaudited condensed consolidated financial statements and notes as of and for the period ended September 30, 2023 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-Q for the quarterly period ended September 30, 2023 filed with the SEC on November 14, 2023.

The unaudited pro forma condensed consolidated financial information is presented based on assumptions, adjustments and currently available information described in the accompanying notes and is intended for informational purposes only. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been had the sale of Ample occurred on the dates assumed. In addition, it is not necessarily indicative of the Company’s future results of operations or financial condition.

AKERNA CORP.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2023

(Unaudited)

		Pro Forma
	As Reported	Adjustments		Pro Forma
Assets
Current assets
Cash	$209,577	$637,648	(a)(b)	$847,225
Restricted cash	-	-	(b)	-
Accounts receivable, net	252,951	(124,723)	(b)	128,228
Prepaid expenses & other current assets	780,618	(62,284)	(b)	718,334
Total current assets	1,243,146	450,641	(b)	1,693,787
Fixed assets, net	27,425	-	(b)	27,425
Capitalized software, net	213,766	(213,766)	(b)	-
Intangible assets, net	1,880,000	(1,880,000)	(b)	-
Goodwill	816,200	(816,200)	(b)	-
Deposits - net of current portion	-	-	(b)	-
Total assets	$4,180,537	$(2,459,325)		$1,721,212

Liabilities and stockholders’ equity (deficit)
Current liabilities
Accounts payable, accrued expenses and other current liabilities	$4,326,727	$(245,844)	(b)	$4,080,883
Deferred revenue	469,874	-	(b)	469,874
Current portion of long-term debt	7,733,271	-	(b)	7,733,271
Total current liabilities	12,529,872	(245,844)	(b)	12,284,028
Long-term debt, noncurrent	849,729	-	(b)	849,729
Total liabilities	13,379,601	(245,844)		13,133,757
Stockholders’ equity (deficit)
Series C preferred stock	-		(b)	-
Series seed preferred stock	-		(b)	-
Series seed II preferred stock	-		(b)	-
Special voting preferred stock	1,907,941	(1,907,941)	(b)	-
Common stock	1,000	-	(b)	1,000
Additional paid-in capital	164,314,083	(26,731,798)	(b)	137,582,285
Subscription receivable	-	-	(b)	-
Accumulated other comprehensive income	295,274	99,254	(b)	394,528
Accumulated deficit	(175,717,362)	26,327,004	(b)	(149,390,358)
Total stockholders’ equity (deficit)	(9,199,064)	(2,213,481)		(11,412,545)
Total liabilities and stockholders’ equity (deficit)	$4,180,537	$(2,459,325)		$1,721,212

See accompanying notes

AKERNA CORP.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2023

(Unaudited)

		Pro Forma
	As Reported	Adjustments (c)	Pro Forma
Revenue
Software	$6,909,399	$(1,657,449)	$5,251,950
Consulting	46,000	-	46,000
Other revenue	17,710	(9,957)	7,753
Total revenue	6,973,109	(1,667,406)	5,305,703
Cost of revenue	2,988,688	(449,119)	2,539,569
Gross profit	3,984,421	(1,218,287)	2,766,134
Operating expenses
Product development	2,153,834	(307,418)	1,846,416
Sales and marketing	1,997,996	(193,853)	1,804,143
General and administrative	4,458,949	(147,424)	4,311,525
Depreciation and amortization	746,966	(725,512)	21,454
Impairment of long-lived assets	892,103	(892,103)	-
Total operating expenses	10,249,848	(2,266,311)	7,983,537
Loss from operations	(6,265,427)	1,048,023	(5,217,404)
Other income (expense)
Interest expense, net	(917,015)	-	(917,015)
Change in fair value of debt	(863,457)	-	(863,457)
Loss on asset disposal	-	-	-
Other income (expense)	9,781	-	9,781
Total other income (expense)	(1,770,691)	-	(1,770,691)

Net loss before income taxes and equity in losses of investee	(8,036,118)	1,048,023	(6,988,095)
Income tax (expense) benefit	-	-	-
Equity in losses of investee
Net loss	$(8,036,118)	$1,048,023	$(6,988,095)

Diluted weighted average common stock outstanding	6,486,669		6,486,669
Diluted net loss per share	$(1.24)		$(1.08)

See accompanying notes

AKERNA CORP.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022

(Unaudited)

		Pro Forma
	As Reported	Adjustments (c)	Pro Forma
Revenue
Software	$12,920,647	$(3,172,380)	$9,748,267
Consulting	682,309	-	682,309
Other revenue	42,074	(14,481)	27,593
Total revenue	13,645,030	(3,186,861)	10,458,169
Cost of revenue	5,412,388	(500,885)	4,911,503
Gross profit	8,232,642	(2,685,976)	5,546,666
Operating expenses
Product development	4,690,967	(602,672)	4,088,295
Sales and marketing	6,053,172	(480,452)	5,572,720
General and administrative	8,344,612	(326,357)	8,018,255
Depreciation and amortization	5,622,274	(1,200,278)	4,421,996
Impairment of long-lived assets	38,967,296	(12,438,666)	26,528,630
Total operating expenses	63,678,321	(15,048,425)	48,629,896
Loss from operations	(55,445,679)	12,362,449	(43,083,230)
Other income (expense)
Interest expense, net	(853,716)	(151)	(853,867)
Change in fair value of debt	(2,884,273)	-	(2,884,273)
Change in fair value of warrant liability	63,178	-	63,178
Other income (expense)	(221,101)	-	(221,101)
Total other income (expense)	(3,895,912)	(151)	(3,896,063)

Net loss before income taxes and equity in losses of investee	(59,341,591)	12,362,298	(46,979,293)
Income tax (expense) benefit	113,273	15,036	128,309
Equity in losses of investee	-	-	-
Net loss	$(59,228,318)	$12,377,334	$(46,850,984)

Diluted weighted average common stock outstanding	2,927,853		2,927,853
Diluted net loss per share	$(20.23)		$(16.00)

See accompanying notes

AKERNA CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following describes the pro forma adjustments reflected in the presentation of the accompanying pro forma condensed consolidated balance sheet and pro forma condensed consolidated statements of operations:

(a)	–	Adjustment reflects the cash consideration received including restricted cash as if the closing date of the sale occurred on September 30, 2023.

(b)	–	Adjustment reflects the disposition of the assets and liabilities of Ample and the impact of the sale to equity.

(c)	–	Adjustments reflect the historical operating results of Ample for the year ended December 31, 2022 and the nine months ended September 30, 2023.

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